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                                                                    Exhibit 10.3

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is dated as of this 19th day of June, 2002, by and among TREX COMPANY, LLC, a Delaware limited liability company, TREX COMPANY, INC., a Delaware corporation (collectively, the "Debtor") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, a national banking association (the "Collateral Agent"), as collateral agent for the benefit of the Secured Parties (as defined in the Intercreditor Agreement (as hereinafter defined)).

     The Debtor and Branch Banking and Trust Company of Virginia, a Virginia banking corporation (the "Lender") are parties to a Credit Agreement dated as even date herewith (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Lender is making a $20,000,000 revolving credit facility (the "Revolving Credit Facility") and term loans of up to $12,600,000 (the "Term Loans") available to the Debtor. The Debtor and the Noteholders (as defined in and identified therein) are parties to a Note Purchase Agreement dated as of June 19, 2002 (as from time to time amended, restated, supplemented or otherwise modified, the "Note Agreement"), pursuant to which the Debtor is selling Senior Secured Notes (as defined in the Note Agreement) in the aggregate principal amount of $40,000,000 to the Noteholders.

     The Collateral Agent has entered into that certain Intercreditor and Collateral Agency Agreement dated as of June 19, 2002 by and among the Collateral Agent and certain Secured Parties identified and defined therein in connection with certain extensions of credit and financial accommodations to the Debtor (as from time to time amended, restated, supplemented or otherwise modified, the "Intercreditor Agreement").

     The execution and delivery of this Security Agreement by the Debtor is required by Section 4.01 of the Credit Agreement and Section 4.10 of the Note Agreement, and the Debtor desires to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in and Lien on and against its property to secure its obligations under the Credit Agreement and the Note Agreement.

     Accordingly, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Collateral Agent hereby agree as follows:

SECTION 1 - DEFINITIONS

     The following terms shall have the following respective meanings:

          "Accounts" means all of the Debtor's now owned or hereafter acquired or arising "accounts," as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

          "Chattel Paper" means all of the Debtor's now owned or hereafter acquired "chattel paper," as defined in the UCC, including electronic chattel paper.

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          "Collateral" has the meaning set forth in Section 2.

          "Collection Account" has the meaning set forth in Section 6.3.

          "Deposit Accounts" means all "deposit accounts," as defined in the UCC, now or hereafter held in the name of the Debtor.

          "Dispute" has the meaning set forth in Section 10.4.

          "Documents" means all "documents," as defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by Debtor.

          "Equipment" means all of the Debtor's now owned or hereafter acquired "equipment," as defined in the UCC, including all of the Debtor's machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Debtor and all of the Debtor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "Event of Default" and "Default" have the respective meanings assigned thereto in the Intercreditor Agreement.

          "General Intangibles" means all of the Debtor's now owned or hereafter acquired "general intangibles," as defined in the UCC, including all general intangibles, choses in action and causes of action and all other intangible personal property of the Debtor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Debtor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to the Debtor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Debtor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor.

          "Goods" means all "goods," as defined in the UCC, now owned or hereafter acquired by the Debtor, wherever located, including embedded software to the extent included in

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"goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

          "Instruments" means all "instruments," as defined in the UCC, now owned or hereafter acquired by the Debtor.

          "Intercreditor Agreement" has the meaning set forth in the introductory paragraphs of this Agreement.

          "Inventory" means all of the Debtor's now owned or hereafter acquired "inventory," as defined in the UCC, including all goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Debtor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

          "Investment Property" means all of the Debtor's now existing or hereafter arising right, title and interest in and to any and all "investment property," as defined in the UCC, including all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

          "Lease" has the meaning set forth in Section 4.4 hereof.

          "Letter-of-Credit Rights" means "letter-of-credit rights," as defined in the UCC, now owned or hereafter acquired by the Debtor, including rights to payment or performance under a letter of credit, whether or not the Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

          "Obligations" has the meaning set forth in Section 3.

          "Permitted Liens" means "Permitted Liens" under the Credit Agreement and the Liens permitted under Section 10.3 of the Note Agreement.

          "Proprietary Rights" means all of the Debtor's now owned or hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

          "Secured Party" and "Secured Parties" have the meanings assigned thereto in the Intercreditor Agreement.

          "Secured Obligations" has the meaning assigned thereto in the Intercreditor Agreement.

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          "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by the Debtor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

          "Supporting Obligations" means all supporting obligations as such term is defined in the UCC.

          "UCC" means the Uniform Commercial Code, as in effect from time to time, of the Commonwealth of Virginia or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

          "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

SECTION 2 - GRANT OF SECURITY INTEREST

     The Debtor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of the Debtor, whether now owned or hereafter acquired or arising, regardless of where located:

          (i)    all Accounts;

          (ii)   all Inventory;

          (iii)  all Chattel Paper;

          (iv)   all Documents;

          (v)    all Instruments;

          (vi)   all Supporting Obligations and Letter-of-Credit Rights;

          (vii) all General Intangibles (including payment intangibles and Software);

          (viii) all Investment Property;

          (ix)   all Goods;

          (x)    all Equipment;

          (xi) all money, cash, cash equivalents, securities and other property of any kind of the Debtor held directly or indirectly by the Collateral Agent or any Secured Party;

          (xii) all of the Debtor's Deposit Accounts, credits, and balances with and other claims against the Collateral Agent or any Secured Party or any of their respective affiliates or

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any other financial institution with which the Debtor maintains deposits, including the Collection Account;

          (xiii) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

          (xiv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies (whether or not such policy shall contain an endorsement in favor of the Collateral Agent or any Secured Party), claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing is herein collectively referred to as the "Collateral." Notwithstanding the foregoing, it is understood and agreed that the Collateral shall not include: (a) fixtures (as defined in the UCC) located in or at the Debtor's Winchester, Virginia facilities excluding manufacturing equipment or production equipment located at such facility, (b) fixtures (as defined in the Uniform Commercial Code as in effect from time to time in the State of Nevada) located in or at the Debtor's Lyon County, Nevada facility excluding manufacturing equipment or production equipment located at such facility, or (c) any Investment Property consisting of equity interests in TREX Company, LLC or any Subsidiary or Affiliate.

SECTION 3 - OBLIGATIONS SECURED

     The security interests granted to the Collateral Agent herein for the ratable benefit of the Secured Parties shall secure: (a) the payment and performance of the Secured Obligations; and (b) all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees incurred by the Collateral Agent or the Secured Parties, or any of them, for taxes and/or insurance relating to, or maintenance or preservation of, the Collateral or any part thereof or incurred by the Collateral Agent or any of the Secured Parties, or any of them, arising from or in connection with the modification, workout, collection or enforcement of any of Secured Obligations, including, without limitation, any such collection or enforcement of the Obligations by any action or participation in, or in connection with a case or proceeding under, Chapter 7 or Chapter 11 of the U.S. Bankruptcy Code or any successor statute (collectively, the "Obligations").

SECTION 4 - REPRESENTATIONS

     The Debtor represents and warrants to the Collateral Agent and to each of the Secured Parties (which representations and warranties will survive the execution of the Revolving Note, the making of the Revolving Loans and the purchase of the Notes by the purchasers identified in the Note Agreement) that:

     4.1 Ownership of Collateral. The Debtor now owns or will become the owner of the Collateral in which it has granted the Collateral Agent a security interest hereunder and has the unrestricted right to grant the Collateral Agent a security interest therein.

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     4.2  Location of Records. The chief executive office of the Debtor and the principal office where the Debtor maintains its books and records relating to the Collateral is located at the address listed next to the Debtor's name on
Schedule 4.2 attached hereto and by this reference incorporated herein. The Debtor will not change the location of its chief executive office or the location of the principal office in which it maintains its books and records without giving the Collateral Agent and each of the Secured Parties at least thirty (30) days' prior written notice and, unless prior to such change, the Debtor shall have taken all action reasonably necessary or desirable or that the Collateral Agent may reasonably request, to preserve, perfect, confirm and protect in the manner and to the extent provided for in this Security Agreement the security interests granted hereby.

     4.3  [Reserved.]

     4.4 Inventory. The Inventory owned by the Debtor is maintained at the locations specified on Schedule 4.4 attached hereto and by this reference incorporated herein. Except for Inventory in transit to manufacturing plants or warehouses owned or leased by the Debtor or to customers in the ordinary course of business, the Debtor does not store and will not store any Inventory on any real property which is not owned by the Debtor in fee simple or subject to a lease of real property under which the Debtor is the lessee (each such lease, a "Lease"), and the Debtor will not permit any finished goods Inventory of any dollar amount or any other Inventory having an aggregate value of $250,000 or greater to be maintained or stored in any location other than those listed on
Schedule 4.4 without giving the Collateral Agent at least fifteen (15) days' prior written notice and, unless prior to such change, the Debtor shall have taken all action reasonably necessary or desirable or that the Collateral Agent may reasonably request, to preserve, perfect, confirm and protect in the manner and to the extent provided for in this Security Agreement the security interests granted hereby. Without limiting the foregoing, the Debtor represents that all of its finished goods Inventory (other than finished goods Inventory in transit) is, and covenants that all of its finished goods Inventory will be, located either (a) on premises owned by the Debtor in fee simple, (b) on premises leased by the Debtor, provided that the Collateral Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Collateral Agent, or (c) in a warehouse or with a bailee, provided that the Collateral Agent has received an executed bailee letter from the applicable Person in form and substance satisfactory to the Collateral Agent.

     4.5 Location of Equipment. The Equipment owned by the Debtor is maintained at the locations specified next to the Debtor's name on Schedule 4.5 attached hereto and by this reference incorporated herein. The Debtor does not store and will not store any Equipment having a value in excess of $250,000 on any real property which is not owned by the Debtor in fee simple or subject to a Lease, and the Debtor will not permit any Equipment to be maintained or stored in any location other than those listed on Schedule 4.5 without giving the Collateral Agent at least thirty (30) days' prior written notice and, unless prior to such change, the Debtor shall have taken all action reasonably necessary or desirable or that the Collateral Agent may reasonably request, to preserve, perfect, confirm and protect in the manner and to the extent provided for in this Security Agreement the security interests granted hereby. Without limiting the foregoing, the Debtor represents that all of its Equipment is, and covenants that all of its Equipment will be, located either (a) on premises owned by the Debtor in fee simple, or (b) on premises leased by the Debtor, provided that the Collateral Agent has received an executed

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landlord waiver from the landlord and mortgagee of such premises in form and substance satisfactory to the Collateral Agent.

     4.6 Documents, Instruments and Chattel Paper. All Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral are and will be owned by the Debtor, free and clear of all Liens other than Permitted Liens. If the Debtor retains possession of any Chattel Paper or Instruments with the Collateral Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Branch Banking and Trust Company of Virginia, as Collateral Agent, for the benefit of the Secured Parties under and pursuant to Intercreditor and Collateral Agency Agreement dated as of June 19, 2002."

     4.7 Patents, Trademarks and Copyrights. (a) The Debtor does not have any interest in, or title to, any registered patent, trademark or copyright except as set forth in Schedule 4.7 attached hereto and by this reference incorporated herein; (b) this Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of this Security Agreement together with an appropriately completed Recordation Form Cover Sheet (Patents Only) with the United States Patent and Trademark Office, Assignment Division, the filing of this Security Agreement together with an appropriately completed Recordation Form Cover Sheet (Trademarks Only) with the United States Patent and Trademark Office, Assignments Division, the filing of this Security Agreement, together with an appropriately completed Document Coversheet for Recordation of Documents with the Copyright Office of the Library of Congress and the filing of appropriate financing statements in the Uniform Commercial Code records of the Delaware Secretary of State and the Virginia State Corporation Commission, perfected Liens in favor of the Collateral Agent on the Debtor's registered United States patents, trademarks and copyrights disclosed on Schedule 4.7, and such perfected Liens are enforceable as against any and all creditors of and purchasers from the Debtor; and (c) upon the filing of this Security Agreement, together with an appropriately completed Recordation Form Cover Sheet (Patents
Only) with the United States Patent and Trademark Office, the filing of this Security Agreement together with an appropriately completed Recordation Form Cover Sheet (Trademarks Only) with the United States Patent and Trademark Office, the filing of this Security Agreement together an appropriately completed Document Coversheet for Recordation of Documents with the Copyright Office of the Library of Congress, and the filing of the appropriate financing statements in the UCC records of the Delaware Secretary of State and the Virginia State Corporation Commission, all actions necessary or desirable to perfect the Collateral Agent's Lien on the Debtor's registered United States patents, trademarks and copyrights shall have been duly taken.

     4.8 Prior Encumbrances. There are no existing mortgages, pledges, liens or other encumbrances of any kind upon, or any security interests in, any of the Collateral, except for Permitted Liens. The Debtor will defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein, except for claims and demands relating to Permitted Liens.

     4.9  Financing Statements. Except for financing statements specified on
Schedule 4.9 attached hereto and by this reference incorporated herein, no financing statement under the UCC of any state which names the Debtor or any of its trade names or divisions as debtor is on file in any state or other jurisdiction, and the Debtor has not signed or authorized any financing

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statement to be filed and the Debtor has not signed any security agreement authorizing any secured party thereunder to file any financing statements, except financing statements filed to perfect Permitted Liens.

     4.10 Organizational Information. The jurisdiction of incorporation, the organizational identification number and the Federal Employer Identification Number of the Debtor are specified next to the Debtor's name on Schedule 4.10 attached hereto and by this reference incorporated herein. The Debtor has only one state of organization.

SECTION 5 - COVENANTS

     Until all of the Obligations have been finally and indefeasibly paid and satisfied in full and the Revolving Commitment terminated, the Debtor covenants and agrees that:

     5.1 Perfection and Protection of Security Interest. (a) The Debtor shall, at its expense, perform all steps reasonably requested by the Collateral Agent at any time to perfect, maintain, protect, and enforce the Collateral Agent's Liens, including: (i) filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Collateral Agent; (ii) delivering to the Collateral Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iii) when any Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Collateral Agent; (iv) placing notations on the Debtor's books of account to disclose the Collateral Agent's security interest; and (v) taking such other steps as are deemed reasonably necessary or desirable by the Collateral Agent to maintain and protect the Collateral Agent's Liens. Notwithstanding the foregoing, unless any Event of Default shall have occurred and be continuing, the Debtor shall not be required to take any action to perfect the Collateral Agent's Liens in (w) Investment Property with an aggregate value less than $100,000, (x) any Letter-of-Credit Rights with respect to any letter of credit with a face amount of $150,000 or less, but only to the extent that the aggregate face amount of all letters of credit does not exceed $750,000, (y) any Deposit Account with a balance of $150,000 or less at the close of any Business Day, but only to the extent that the aggregate number of Deposit Accounts does not exceed five (5) at any time, or (z) electronic chattel paper in an aggregate amount of less than $100,000. The Debtor agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

          (b) Upon the Collateral Agent's request, the Debtor shall deliver to the Collateral Agent all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock powers executed in blank), Chattel Paper and Instruments promptly after the Debtor receives the same.

          (c) Subject to Section 5.1(a) hereof, the Debtor shall take all steps necessary to grant the Collateral Agent control of all electronic chattel paper in accordance with the UCC.

          (d) The Debtor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction

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any initial financing statements and amendments thereto that (a) indicate the
Collateral (i) as all personal property assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of Delaware or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of Delaware for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Collateral Agent promptly upon request, and to pay on demand all fees, costs and expenses associated with all such filings. The Debtor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          (e) The Debtor shall promptly notify the Collateral Agent of any commercial tort claim (as defined in the UCC) in excess of $250,000 acquired by it and unless otherwise consented to by the Collateral Agent, the Debtor shall enter into a supplement to this Security Agreement, granting to the Collateral Agent a Lien in such commercial tort claim.

          (f) Upon the Collateral Agent's request, but not more frequently than once during each calendar year, the Debtor shall provide to the Collateral Agent a certificate of good standing from its state of incorporation or organization.

          (g) Without limiting the prohibitions on mergers involving the Debtor contained in the Credit Agreement and the Note Agreement, the Debtor will not change its name, operate under any assumed name, change its structure, reincorporate or reorganize itself, or change its jurisdiction of incorporation without giving the Collateral Agent at least thirty (30) days' prior written notice and, unless prior to such change, the Debtor shall have taken all action reasonably necessary or desirable or that the Collateral Agent may reasonably request, to preserve, perfect, confirm and protect in the manner and to the extent provided for in this Security Agreement the security interests granted hereby.

          (h) The Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to the Debtor's rights under Section 9-509(d)(2) of the UCC.

          (i) The Debtor shall not, except in connection with any Permitted Lien, enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to the Collateral Agent.

     5.2 Accounts. (a) The Debtor shall not re-date any invoice, provided that the Debtor shall have the right, in the exercise of its reasonable business judgment, to re-date

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invoices that in the aggregate do not exceed at any one time $100,000. The
Debtor shall not make sales on extended terms dating beyond that customary in the Debtor's business (which customary terms include customer incentive terms) or extend or modify any Account except in the ordinary course of business.

          (b) The Debtor shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without providing to the Collateral Agent prompt written notice thereof. Any such instrument shall be considered as evidence of the Account and not payment thereof and the Debtor will promptly deliver such instrument to the Collateral Agent, endorsed without recourse by the Debtor to the Collateral Agent in a manner reasonably satisfactory in form and substance to the Collateral Agent.

          (c) The Debtor shall notify the Collateral Agent promptly of all disputes and claims in excess of $250,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Collateral Agent. No discount, credit or allowance shall be granted to any such Account Debtor without the Collateral Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Debtor's business when no Event of Default exists hereunder. The Debtor shall send the Collateral Agent a copy of each credit memorandum in excess of $250,000 as soon as issued, and the Debtor shall promptly report that credit on Borrowing Base Certificates submitted by it.

          (d) If an Account Debtor returns any Inventory to the Debtor when no Event of Default exists, then the Debtor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Debtor shall immediately report to the Collateral Agent any return involving an amount in excess of $250,000. Each such report shall indicate the reasons for the return and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Debtor when any Event of Default exists, the Debtor, upon the request of the Collateral Agent, shall: (i) hold the returned Inventory in trust for the Collateral Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Collateral Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Collateral Agent's prior written consent. All returned Inventory shall be subject to the Collateral Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

     5.3 Inventory. (a) The Debtor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of the Debtor's business. The Debtor will not, without the prior written consent of the Collateral Agent, acquire or accept any Inventory on consignment or approval. The Debtor agrees that all Inventory produced by the Debtor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Debtor will conduct a physical count of the Inventory at least once during each of its fiscal years, and after and during the continuation of any Event of Default, at such other times as the Collateral Agent requests. The Debtor will maintain a perpetual inventory reporting

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system at all times. The Debtor will not, without the Collateral Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

          (b) In connection with all Inventory financed by a Letter of Credit with a face amount in excess of $150,000, the Debtor will, at the Collateral Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Collateral Agent holds a security interest to deliver them to the Collateral Agent and/or subject to the Collateral Agent's order, and if they shall come into the Debtor's possession, to deliver them, upon request, to the Collateral Agent in their original form. The Debtor shall also, at the Collateral Agent's request, designate the Collateral Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

     5.4 Equipment. The Debtor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. The Debtor shall not permit any Equipment that is part of the Collateral to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Collateral Agent does not have a Lien. The Debtor will not, without the Collateral Agent's prior written consent, alter or remove any identifying symbol or number on any of the Debtor's Equipment constituting Collateral. Except to the extent permitted by the Credit Agreement and the Note Agreement, the Debtor shall not, without the Collateral Agent's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of the Equipment. The Debtor will not use the Equipment or any of the other Collateral illegally.

     5.5 Patents, Trademarks and Copyrights. (a) The Debtor shall notify the Collateral Agent immediately if it knows or has reason to know that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) will be abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Debtor's ownership of any patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

          (b) In no event shall the Debtor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Collateral Agent prior written notice thereof, and, upon request of the Collateral Agent, the Debtor shall execute and deliver any and all such agreements, assignments and security agreements as the Collateral Agent may reasonably request to evidence the Collateral Agent's Lien on such patent, trademark or copyright, and the General Intangibles of the Debtor relating thereto or represented thereby.

          (c) The Debtor shall take all actions necessary or advisable, in the exercise of its prudent business judgment, to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

          (d) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Debtor shall notify the Collateral Agent promptly after the Debtor learns thereof. The Debtor shall, unless it shall reasonably determines that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, take such actions as the Debtor shall deem appropriate to protect such patent, trademark or copyright Collateral.

     5.6 Maintenance of Records. The Debtor will keep and maintain, at its own cost and expense, in a manner consistent with past practice, complete and current records of the Collateral owned by it, including, but not limited to, a record of all shipments received, deliveries made, contracts performed, payments received, credits granted thereon and other dealings therewith. The Debtor shall timely provide the Collateral Agent with all such collateral reports as are required by the Credit Agreement and the Note Agreement, and all such additional reports as the Collateral Agent shall reasonably require. These reports shall be in the form previously provided to the Collateral Agent for its review or in form and detail as is reasonably satisfactory to the Collateral Agent. The Debtor will use all reasonable efforts to protect its records and books pertaining to any Collateral against fire, theft, loss or any other manner of destruction or loss. Such protection will consist of such protective means and devices as from time to time reasonably deemed necessary by the Collateral Agent. If the Debtor maintains its records of Accounts on a computer, it will maintain backup copies of such records, updated at reasonable intervals.

     5.7 Inspection and Delivery of Collateral, Books and Records. The Collateral Agent or the Secured Parties, or any of them, or their respective agents, may at any reasonable time and from time to time and, if no Event of Default has occurred, upon reasonable prior notice, inspect the Collateral, and the books and records of the Debtor pertaining thereto. Not more frequently than one (1) time during each calendar year if no Event of Default has occurred and is continuing (there being no such limitation if any Event of Default has occurred and is continuing), the Debtor shall, at its own expense and cost, deliver or make available, at the Collateral Agent's election, books and records pertaining to the Accounts (including chattel paper) to the Collateral Agent, or any designated agent of the Collateral Agent, at such time and place as the Collateral Agent may reasonably request.

     5.8 Expenses. The Debtor shall be liable for, and agrees to pay the Collateral Agent on demand, any and all reasonable expenses incurred or paid by the Collateral Agent or the Secured Parties, or any of them, in protecting or enforcing their respective rights under this Security Agreement, including, without limitation, reasonable attorneys' fees, whether incurred in collecting specific Accounts or otherwise. If the Debtor shall fail, in violation of the terms of the Credit Agreement or the Note Agreement, to discharge taxes, liens, security interests or other encumbrances on the Collateral, other than Permitted Liens, or to repair any damage to the Collateral, or to maintain or preserve the Collateral or to maintain adequate insurance on the Collateral, in each case within twenty (20) days after written notice from the Collateral Agent, the Collateral Agent may, at its option, discharge such taxes, liens, security interests or other encumbrances on or in the Collateral, pay for the repair or damage to the Collateral, pay for the maintenance and preservation of the Collateral, and/or pay for insurance on the Collateral. The Debtor agrees to reimburse the Collateral Agent on demand for any payments so made and, until such reimbursement, to pay interest thereon at a fluctuating rate of interest equal to the Default Rate applicable to the Revolving Loans from the date of the payment until reimbursement therefor, which reimbursement and interest shall be a part of the Obligations. Any payment made or other action taken by the Collateral Agent under this Section 5.8 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

     5.9 Insurance. The Debtor will continuously insure the Collateral with a responsible company or companies reasonably satisfactory to the Collateral Agent against fire (with extended coverage) in the full insurable value of the Collateral, and against such other casualties and in such amounts and with such deductibles as are usually carried by owners of similar businesses and properties in the same general areas in which the Debtor operates. The insurance policy (or policies) shall have attached thereto a standard loss payable clause, without contribution, in favor of the Collateral Agent as agent for the Secured Parties as its interest may appear, and shall otherwise be in form reasonably acceptable to the Collateral Agent, and the Debtor will cause such policy (or policies) to provide that it (they) may not be canceled without thirty (30) days' prior written notice to the Collateral Agent. The Debtor will deliver to the Collateral Agent as agent for the Secured Parties evidence of the renewal or continuation of insurance at least ten (10) days before the expiration of the existing insurance. The Debtor hereby assigns to the Collateral Agent as agent for the Secured Parties any return of unearned premiums which may be due upon cancellation of any such policy or policies for any reason whatsoever and, upon the occurrence of any Event of Default and during the continuance thereof, directs the insurer(s) to pay to the Collateral Agent as agent for the Secured Parties any amounts so due.

     5.10 Damage or Loss and Replacement. (a) The Debtor shall promptly notify the Collateral Agent of any fire, theft, water damage, vandalism or other damage to or loss of any Inventory or Equipment to the extent that the uninsured portion of such damaged or lost Inventory or Equipment is in excess of $250,000. In the case of any loss, damage to or destruction of the Inventory or Equipment or any part thereof, the Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at the Debtor's cost and expense, will promptly repair or replace the Inventory or Equipment so lost, damaged or destroyed.

          (b) In the event that the Debtor or the Collateral Agent shall receive any proceeds of insurance with respect to Inventory, provided no Default or Event of Default then exists, (a) the Debtor shall pay to the Collateral Agent, or the Collateral Agent shall retain, as applicable, an amount of such proceeds equal to the balance then outstanding under the Revolving Credit Loan Obligations, which amount the Collateral Agent shall promptly pay to BB&T-VA for application to the Revolving Credit Loan Obligations, and the Debtor shall be entitled to retain, or the Collateral Agent shall pay to the Debtor, as applicable, any such excess insurance proceeds or (b) if there is no balance then outstanding under the Revolving Credit Loan Obligations, then the Debtor shall be entitled to retain, or the Collateral Agent shall pay to the Debtor, as applicable, all such proceeds of insurance with respect to Inventory.

          (c) In the event the Debtor shall receive any proceeds of insurance with respect to the Equipment in excess of $1,000,000 in the aggregate in any fiscal year of the Debtor, the Debtor shall immediately pay over such proceeds in excess of $1,000,000 to the Collateral Agent. Insurance proceeds received by the Collateral Agent under the provisions hereof or under any policy or policies of insurance covering the Equipment or any part thereof pursuant to the terms hereof in excess of $1,000,000 in the aggregate in any fiscal year of the Debtor shall be applied to the reduction of, or otherwise held as security for, the Secured Obligations (whether or not then due); provided, however, that the Collateral Agent agrees to release such insurance proceeds to the Debtor for the replacement, repair or restoration of the portion of the Equipment lost, damaged or destroyed if, but only if, (i) at the time of release no Default or Event of Default exists, (ii) a written request for such release is received from the Debtor within thirty (30) calendar days of receipt of, or in the event received by the Collateral Agent notice of the Collateral Agent's receipt of, such insurance proceeds and (iii) the Debtor provides the Collateral Agent purchase orders or invoices for replacement property for, or for the repair or restoration of, the Equipment that was lost, damaged or destroyed giving rise to the payment of such insurance proceeds within 210 days of the occurrence of such loss, damage or destruction. Notwithstanding the foregoing, if, following the application of insurance proceeds to replace, repair or restore Equipment as provided in this Section 5.10(c), there is an amount of such proceeds which is less than $50,000 remaining, provided that no Default or Event of Default shall have occurred and be continuing, the Collateral Agent shall return such amount to the Debtor.

     5.11 Further Assurances. Subject to the provisions of Section 5.1(a) hereof, the Debtor will from time to time, at the sole expense of the Debtor, promptly execute, deliver, file and record (as appropriate) all further instruments and documents, and take all further action as the Collateral Agent or the Secured Parties, or any of them, may reasonably deem necessary or prudent in order to perfect, continue and protect the security interests granted hereby or to enable the Collateral Agent or the Secured Parties, or any of them, to exercise and enforce its rights and remedies hereunder with respect to the Collateral or any part thereof.

SECTION 6 - SALES AND COLLECTIONS

     6.1 Processing and Sales of Inventory. So long as no Event of Default shall have occurred and be continuing and the Collateral Agent shall not have notified the Debtor to the contrary, the Debtor shall have the right in the regular course of its business to process and sell the Inventory. The security interests granted hereunder to the Collateral Agent as agent for the Secured Parties shall attach to all proceeds of all sales, leases, or other dispositions of the Inventory.

     6.2 Inventory Controls. Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent or its agents may secure all entrances to those parts of the premises of the Debtor in which any Inventory is stored and keep such entrances locked or otherwise sealed or institute such other control measures with respect to the movement of Inventory as the Collateral Agent may deem necessary or prudent, subject to the rights of third parties under the Leases.

     6.3 Collection of Accounts. The Collateral Agent as agent for the Secured Parties hereby authorizes the Debtor to collect and dispose of the proceeds of the Accounts, which authority the Collateral Agent may curtail or terminate at any time following the occurrence and during the continuance of any Event of Default. After such authority has been curtailed or terminated, the Debtor shall, upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Accounts, deposit the same in a special account designated by the Collateral Agent, over which account the Collateral Agent as agent for the Secured Parties alone shall have the power of withdrawal (the "Collection Account"). The remittance of the proceeds of such Accounts shall not, however, constitute payment or liquidation of such Accounts until the Collateral Agent as agent for the Secured Parties shall receive good funds for such proceeds.

     For purposes of computing interest, the Collateral Agent shall treat deposited checks, drafts and other items as collected in accordance with the Collateral Agent's normal availability schedule, but in doing so the Collateral Agent is not agreeing that such funds have in fact been paid, nor is the Collateral Agent as agent for the Secured Parties waiving any right it may have to charge back returned items to the Debtor and to collect interest on such charged-back items. Funds placed in the Collection Account shall be held by the Collateral Agent as agent for the Secured Parties as security for the Obligations. These proceeds shall be deposited in precisely the form received, except for the endorsement of the Debtor where necessary to permit collection of items, which endorsement the Debtor agrees to make, and which endorsement the Collateral Agent is also hereby authorized to make on behalf of the Debtor. Pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of the Debtor but will hold them separate and apart therefrom, and upon an express trust for the Collateral Agent until deposit thereof is made in the Collection Account. The Collateral Agent as agent for the Secured Parties will from time to time apply the funds on deposit in the Collection Account against the Obligations in such order of application as is required by the Intercreditor Agreement.

SECTION 7 - POWER OF ATTORNEY

     Effective upon the occurrence and during the continuance of any Event of Default, the Debtor hereby appoints the Collateral Agent and the Collateral Agent's designee as the Debtor's attorney-in-fact, with full power of substitution: (a) to endorse the Debtor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Collateral Agent's or any Secured Party's possession; (b) to sign the Debtor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to execute loss claims and other applications for payment of benefits under any insurance policy covering any of the Collateral in the name of the Debtor or the Collateral Agent, to receive all monies and endorse drafts, checks, and other instruments for the payment of any proceeds of any insurance or in order to collect any return of unearned premiums, (d) to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to the Debtor; (e) to send requests for verification of Accounts to customers or Account Debtors; (f) to complete in the Debtor's name or the Collateral Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (g) to clear Inventory through customs in the Debtor's name, the Collateral Agent's name or the name of the Collateral Agent's designee, and to sign and deliver to customs officials powers of attorney in the Debtor's name for such purpose; (h) to the extent that the Debtor's authorization given in Section 5.1(d) of this Security Agreement is not sufficient (which authorization in Section 5.1(d) is effective, and which powers under Section 5.1(d) may be exercised by the Collateral Agent, before the occurrence of an Event of Default), to file such financing statements with respect to this Security Agreement, with or without the Debtor's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature; and (i) to do all things necessary to carry out the terms of this Security Agreement. The Collateral Agent shall not be obligated to do any of the acts or exercise any of the powers hereinabove authorized, but, if the Collateral Agent elects to do any such act or exercise any such power, unless the Collateral Agent is guilty of gross negligence or willful misconduct in the exercise of such power, it shall not be accountable to the Debtor for more than it actually receives as a result of such exercise of power, and, in any event, none of the Collateral Agent or any of the Secured Parties, nor any of their respective attorneys, will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This appointment shall be deemed a power coupled with an interest, shall be irrevocable, and shall not terminate until the Obligations have been fully satisfied, the Credit Agreement has been terminated and the Notes (as defined in the Note Agreement) have been paid in full under the Note Agreement. The Debtor hereby ratifies and approves all acts of such attorney-in-fact.

SECTION 8 - NO LIABILITY

          (a) The Debtor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Collateral Agent or any of the Secured Parties to take any steps to perfect the Collateral Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Debtor from any of the Obligations. Following the occurrence and during the continuation of any Event of Default, the Collateral Agent may (but shall not be required to), without notice to or consent from the Debtor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Debtor for the Obligations, or any other agreement now or hereafter existing between the Collateral Agent and/or any Secured Party and the Debtor.

          (b) It is expressly agreed by the Debtor that, anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. None of the Collateral Agent or any of the Secured Parties shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Collateral Agent or any Secured Party of any payment relating to any contract or license pursuant hereto. None of the Collateral Agent or any Secured Party shall be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (c) The Collateral Agent may at any time after any Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to the Debtor, notify Account Debtors, and other Persons obligated on the Collateral that the Collateral Agent has a security interest therein, and that payments shall be made directly to the Collateral Agent, for the benefit of the Secured Parties. Upon the request of the Collateral Agent, the Debtor shall so notify Account Debtors, and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the Debtor shall not give any contrary instructions to such Account Debtor or other Person without the Collateral Agent's prior written consent.

          (d) After the occurrence and during the continuance of any Event of Default, the Collateral Agent may at any time in the Collateral Agent's own name or in the name of the Debtor communicate with Account Debtors, parties to contracts and agreements to which the Debtor is a party, and obligors in respect of Instruments to verify with such Persons, to the Collateral Agent's satisfaction, the existence, amount and terms of Accounts, contracts and agreements, payment intangibles, Instruments or Chattel Paper. If any Event of Default shall have occurred and be continuing, the Debtor, at its own expense, shall cause the independent certified public accountants then engaged by the Debtor to prepare and deliver to the Collateral Agent and each of the Secured Parties at any time and from time to time promptly upon the Collateral Agent's request the following reports with respect to the Debtor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as the Collateral Agent may request. The Debtor, at its own expense, shall deliver to the Collateral Agent the results of each physical verification, if any, which the Debtor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          (e) The Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Collateral Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 9 - DEFAULT AND REMEDIES

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents, the Note Agreement, and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, upon the occurrence of any Event of Default, the Collateral Agent, as agent for the Secured Parties, may, subject to the provisions of the Intercreditor Agreement, exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Debtor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of the Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Debtor or any other Person notice and opportunity for a hearing on the Collateral Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption the Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Collateral Agent shall have the right to conduct such sales on the Debtor's premises or elsewhere and shall have the right to use the Debtor's premises without charge for such time or times as the Collateral Agent deems necessary or advisable. Expenses of retaking, holding, preparing for sale, selling and the like shall include the reasonable attorneys' fees and legal expenses of the Collateral Agent and the Secured Parties, and each of them.

          (b) After the occurrence and during the continuance of any Event of Default, the Debtor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at a place or places designated by the Collateral Agent which are reasonably convenient to the Collateral Agent and the Debtor, whether at the Debtor's premises or elsewhere. Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have no obligation to the Debtor to maintain or preserve the rights of the Debtor as against third parties with respect to Collateral while Collateral is in the possession of the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies (for the benefit of the Collateral Agent and the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations in such order of application as is required by the Intercreditor Agreement, and only after so paying over such net proceeds, and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Debtor. To the maximum extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Collateral Agent and each Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent or any Secured Party as finally determined by a court of competent jurisdiction. The Collateral Agent will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Debtor and the Collateral Agent agree that the requirements of reasonable notice shall be met if such notice is given to the Debtor at the address of the Debtor specified in Section 10.2 of this Security Agreement (or such other address that the Debtor may provide to the Collateral Agent in writing) at least ten (10) days before the time of the sale or disposition, but nothing contained herein shall be construed to mean that any other notice or a shorter period of time does not constitute reasonable notice for the sale of the Collateral or any part thereof. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by the Collateral Agent or any Secured Party to collect such deficiency.

          (c) After the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right to enter upon the premises of the Debtor at any time for the purpose of reducing to possession the Accounts (including Chattel Paper) and all cash or non-cash proceeds thereof, for the purpose of taking possession of and using the current version of the Debtor's accounts receivable computer software, and/or for the purpose of inspecting the Inventory and Equipment and inspecting and/or auditing the books, records and procedures of the Debtor. The Collateral Agent may deduct its expenses in collecting the Accounts from the proceeds applicable to the Obligations. Such expenses shall include, without limitation, the costs of posting transactions to the books of the Debtor and performing such other bookkeeping and accounting tasks as the Collateral Agent may deem appropriate to collect any Account.

          (d) Except as otherwise specifically provided herein, the Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (e) For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 9 (including, without limiting the terms of this Section, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, the Debtor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

SECTION 10 - MISCELLANEOUS

     10.1 Cumulative Rights and No Waiver. Each and every right granted to the Collateral Agent and the Secured Parties, and each of them, hereunder or under any other document delivered under or in connection with the Credit Agreement or the Note Agreement, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Collateral Agent or the Secured Parties, or any of them, to exercise, and no delay in exercising any right, shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or the Secured Parties, or any of them, of any right preclude any other or future exercise thereof or the exercise of any other right.

     10.2 Notices.


          (a) Method of Communication. Unless otherwise specified herein, all notices, requests and other communications to a party hereunder shall be in writing (including facsimile transmission) and shall be given to such party: (a) at its address or facsimile number set forth below, or (b) at such other address or facsimile number as such party may hereafter specify for the purpose of communication hereunder by notice to the other party hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, with appropriate first-class postage prepaid, addressed as specified in this Section, or (iii) if given by any other means, when delivered at the address specified in this Section 10.2. Rejection or refusal to accept or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

          (b) Addresses for Notices. All notices to any party shall be sent to it at the following addresses, or any other address as to which all other parties are notified in writing.

     If to the Debtor:              TREX Company, LLC
                                    Trex Company, Inc.
                                    160 Exeter Drive
                                    Winchester, Virginia  22603-8605
                                    Attention:  Chief Financial Officer
                                    Telecopy No.:  (703) 542-6889

     With copies to:                TREX Company, LLC
                                    Trex Company, Inc.
                                    160 Exeter Drive
                                    Winchester, Virginia  22603-8605
                                    Attention:  William R. Gupp, Esquire
                                    Telecopy No.:  (703) 542-6889

                                    and

                                    Kevin G. Gralley, Esquire
                                    Hogan & Hartson L.L.P.
                                    111 South Calvert Street, Suite 1600
                                    Baltimore, Maryland 21202

                                    Telecopy No.: (410) 539-6981

     If to the Collateral Agent:    Branch Banking & Trust Company of Virginia
                                    110 South Stratford Road, Suite 301
                                    Winston-Salem, North Carolina  27104
                                    Attention:  Cory Boyte
                                    Telecopy No.: (336) 733-3254383-0288

     With copies to:                Thomas E. duB. Fauls, Esquire
                                    Troutman Sanders LLP
                                    1111 East Main Street, 20th Floor
                                    Richmond, Virginia 23219
                                    Telecopy No.: (804) 697-1339

     10.3 Applicable Law. This Security Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

     10.4 Arbitration; Submission to Jurisdiction; Waiver of Jury Trial.

          (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to this Security Agreement or any other Loan Documents between the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

          (b) All arbitration hearings shall be conducted in the City of Richmond, Virginia. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable federal or state substantive law except as provided herein.

          (c) Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure, including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, setoff and peaceful possession of personal property; and (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding. Any claim or controversy with regard to the parties' entitlement to such remedies is a Dispute.

          (d) Each party agrees that it shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waives any right or claim to punitive or exemplary damages it may have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

          (e) TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE.

     10.5 Severability; Modification. If any provision hereof is invalid or unenforceable in any jurisdictions, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction. No modification, amendment or waiver of any provision of this Security Agreement, nor consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing, made in accordance with the Intercreditor Agreement, and signed by the Collateral Agent and the Debtor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon the Debtor in any case shall entitle the Debtor to any other or further notice or demand in the same or similar circumstances.

     10.6 Execution in Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10.7 Obligations Joint and Several. Each and every obligation of the Debtor contained in this Security Agreement shall be the joint and several obligations of TREX Company, LLC and Trex Company, Inc.

     IN WITNESS WHEREOF, the Debtor and the Collateral Agent have caused this Security Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                    TREX COMPANY, LLC

                                    By:  /s/  Anthony J. Cavanna
                                         --------------------------------(SEAL)
                                    Name: Anthony J. Cavanna
                                    Title: Executive Vice President and
                                              Chief Financial Officer

                                    TREX COMPANY, INC.

                                    By:  /s/ Anthony J. Cavanna
                                         --------------------------------(SEAL)
                                    Name: Anthony J. Cavanna
                                    Title: Executive Vice President and
                                              Chief Financial Officer

                                    BRANCH BANKING AND TRUST COMPANY OF
                                    VIRGINIA, as Collateral Agent for
                                    the Secured Parties herein

                                    By:   /s/ David A. Chandler
                                          -------------------------------------
                                    Name:  David A. Chandler
                                          -------------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------


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